December 13, 2001

                SUPPLEMENT TO THE OCTOBER 29, 2001 CLASS A, CLASS
                      B AND CLASS C PROSPECTUS FOR PIONEER
                                    BOND FUND

The following replaces the section of the prospectus referenced below.

PORTFOLIO MANAGER

Day-to-day management of the fund's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, the head of portfolio management and a senior vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

The following replaces the section of the prospectus referenced below.

CLASS C PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:

|X| Any person purchasing Class C shares through a broker-dealer that has entered into an agreement with the distributor waiving the initial sales charge (reducing the commission payable to such broker-dealer at the time of sale from 2% to 1% of the amount invested). You should determine if your broker-dealer participates in the sale of Class C shares on this basis before purchasing Class C shares;

|X| Any shareowner who held Class C shares of a Pioneer fund on September 28, 2001 directly or through an omnibus account with a broker-dealer;

|X| Any purchase of Class C shares by an employer-sponsored retirement plan described in Section 401, 403 or 457 of the Internal Revenue Code. With respect to Section 401 and 403 plans, the waiver will apply only to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA);

|X| In connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.

                                                           11120-00-1201
                                            (C) Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds


                                                               December 13, 2001

                   SUPPLEMENT TO THE OCTOBER 29, 2001 CLASS Y

                        PROSPECTUS FOR PIONEER BOND FUND

The following replaces the section of the prospectus referenced below.

PORTFOLIO MANAGER

Day-to-day management of the fund's portfolio is the responsibility of a team of fixed income portfolio managers led by Kenneth J. Taubes. The team manages other Pioneer mutual funds investing primarily in fixed income securities. Mr. Taubes is responsible for overseeing the U.S. and global fixed income team. He joined Pioneer as a senior vice president in September 1998 and has been an investment professional since 1982. Prior to joining Pioneer, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, the head of portfolio management and a senior vice president of Pioneer, supervises Mr. Taubes and his team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.


                                                                  11121-00-1201
                                            (C) Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds